Ohr Pharmaceutical, Inc. 8-K

Exhibit 99.1

Ohr Pharmaceutical Urges Stockholders to Vote “FOR” Merger with NeuBase
Therapeutics at Special Meeting on July 10, 2019

-- Of the Votes Received to Date, More than 99% Are Voting in Favor of the Merger Proposal

-- More Votes Are Needed to Reach 50% of the Outstanding Shares to Go Forward with the Special Meeting

-- Every Vote Is Important to Avoid Delay in Completion of the Merger

NEW YORK, July 3, 2019 -- Ohr Pharmaceutical, Inc. (Nasdaq: OHRP) (the “Company” or “Ohr”) reiterated the unanimous recommendation of its Board of Directors that stockholders vote “FOR” all of the proposals in connection with the proposed merger with NeuBase Therapeutics, Inc. at the Special Meeting of stockholders on July 10, 2019 (instructions on how to vote your shares are set forth below).

It is important that all Ohr stockholders vote today. The support of a majority of the outstanding shares of Ohr’s common stock is required to approve the adoption of the merger agreement, the reverse stock split, and the amended and restated certificate of incorporation.

“The overwhelming majority of Ohr stockholders who have submitted their votes have voted in favor of the merger and other proposals. However, more votes are needed to meet the required threshold for the merger to be completed,” said Jason S. Slakter, M.D., Chief Executive Officer of Ohr.

“Ohr has many stockholders that hold relatively small positions. For the merger to go forward, it is necessary also for stockholders with smaller positions to submit their votes in favor of all the proposals,” continued Dr. Slakter. “I urge all stockholders as of the close of business on June 3rd, the record date for the special meeting, to exercise their right to vote and help make the merger with NeuBase happen. We are confident this merger is the best way to maximize value for our stockholders.”

Ohr stockholders should note that the merger proposal (Proposal 1), the reverse stock split proposal (Proposal 2) and the amended and restated certificate of incorporation (Proposal 3) must all be approved for the merger to be completed. If any of those proposals is not approved, the merger will not go forward. Failure to vote or an abstention from voting will have the same effect as a vote “AGAINST” the merger and related proposals. All stockholders are asked to vote “FOR” all proposals now. If you previously voted against any of these proposals and would now like to change your vote, you can do so by contacting Ohr’s proxy solicitor.

THE MERGER WILL NOT GO FORWARD UNLESS THE MERGER, REVERSE STOCK SPLIT AND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION CHANGE PROPOSALS ARE ALL APPROVED.

Ohr stockholders – Please vote TODAY!

How to Vote

Ohr stockholders as of the close of business on June 3, 2019 are entitled to vote at the special meeting and have received copies of Ohr’s joint proxy statement/prospectus dated June 6, 2019.

If you are a Ohr stockholder and you have questions or require assistance in submitting your proxy or voting your shares, please contact Ohr’s proxy solicitors:

Morrow Sodali

800-662-5200 (toll free)

203-658-9400 (collect)

ohrp.info@morrowsodali.com

Brokers call collect: (203) 658-9400

Stockholders call toll free: (800) 662-5200

About NeuBase Therapeutics

NeuBase Therapeutics, Inc. is developing its modular peptide-nucleic acid antisense oligonucleotide (PATrOL™) platform to address genetic diseases caused by mutant proteins with a single, cohesive approach. The systemically-deliverable PATrOL therapies have the potential to improve upon current gene silencing treatments by combining the advantages of synthetic approaches with the precision of antisense technologies. NeuBase intends to use its platform to address repeat expansion disorders, with an initial focus on Huntington’s Disease and Myotonic Dystrophy, as well as other dominant genetic disorders.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger, Ohr has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that contains a joint proxy statement/prospectus. The registration statement was declared effective by the SEC on June 6, 2019. Investors and security holders of Ohr are urged to read these materials because they contain important information about NeuBase, Ohr and the proposed merger. The joint proxy statement/prospectus, and other relevant materials, and any other documents filed by Ohr with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the registration statement on Form S-4 that contains a joint proxy statement/prospectus by directing a written request to: Ohr Pharmaceutical, Inc., 800 Third Avenue, 11th Floor, New York, NY 10022, Attention: Corporate Secretary. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors, executive officers and other employees, and NeuBase, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information regarding the special interests of these directors and executive officers in the proposed merger has been included in the joint proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of the Company is also included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2018 and the proxy statement for the Company’s 2018 Annual Meeting of Stockholders. These documents are available free of charge at the SEC web site (www.sec.gov) and from the Company, Attn: Corporate Secretary, at the address described above.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements include, among other things, statements regarding the structure, timing and completion of the proposed merger; the combined company's listing on Nasdaq upon the closing of the proposed merger; the financial position and cash balance of the combined company; expectations regarding ownership structure of the combined company; the future operations of the combined company and its ability to successfully initiate and complete clinical trials and achieve regulatory milestones; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; that the proposed merger will close and will enable the combined company to participate in the possible success of the combined company’s product candidates; that the product candidates have the potential to address critical unmet needs of patients with serious diseases and conditions; and the executive and board structure of the combined company. These forward-looking statements are distinguished by use of words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” or “intend,” the negative of these terms, and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. Our forward-looking statements contained herein speak only as of the date of this press release. Factors or events that we cannot predict, including those described in the risk factors contained in our filings with the SEC, may cause our actual results to differ from those expressed in forward-looking statements. Ohr and the combined company may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements deal with future events and are based on Ohr’s current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of Ohr or the combined company could differ materially from those described in or implied by the statements in this press release, including: the risk that the conditions to the closing of the transaction are not satisfied, including the failure to timely or at all obtain stockholder approval for the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of each of Ohr and NeuBase to consummate the transaction; risks related to the combined company’s ability to correctly manage its operating expenses and its expenses; risks related to the market price of Ohr’s common stock relative to the exchange ratio; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger transaction; combined company’s plans to develop and commercialize its product candidates, including NT0100 and NT0200; the timing of initiation of combined company’s planned clinical trials; the timing of the availability of data from combined company’s clinical trials; the timing of any planned investigational new drug application or new drug application; combined company’s plans to research, develop and commercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of combined company’s product candidates; combined company’s commercialization, marketing and manufacturing capabilities and strategy; the combined company’s ability to protect its intellectual property position; and the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all, as well as those risks discussed under the heading “Risk Factors” in Ohr’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and in any subsequent filings with the SEC. Except as otherwise required by law, Ohr disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events or circumstances or otherwise.